SUPPLEMENT TO THE SECOND AMENDED AND RESTATED SUPERVISION AND ADMINISTRATION AGREEMENT

PIMCO Funds

650 Newport Center Drive

Newport Beach, California 92660

November 2, 2015

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, California 92660

RE:	Class A and Class C Shares of PIMCO Moderate Duration Fund and Class M Shares of PIMCO Money Market Fund and PIMCO Short Asset Investment Fund (each a “Fund,” and collectively, the “Funds”)

Dear Sirs:

This will confirm the agreement between the undersigned (the “Trust”) and Pacific Investment Management Company LLC (the “Administrator”) as follows:

1.

This Trust is an open-end investment company organized as a Massachusetts business trust, and consisting of such investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. Each Fund is a separate investment portfolio of the Trust.

2.

The Trust and the Administrator have entered into a Second Amended and Restated Supervision and Administration Agreement (the “Agreement”) dated April 1, 2012, pursuant to which the Trust has employed the Administrator to provide supervisory and administrative services to the Trust as set forth in that Agreement.

3.

As provided in paragraph 1 of the Agreement, the Trust hereby adopts the Agreement with respect to the Class A and Class C shares of PIMCO Moderate Duration Fund and Class M shares of PIMCO Money Market Fund and PIMCO Short Asset Investment Fund and the Administrator hereby acknowledges that the Agreement shall pertain to such classes of shares of the Funds, the terms and conditions of such Agreement being hereby incorporated herein by reference.

4.

Subject to the approval of the Trust’s Board of Trustees, the Trust consents to the Administrator’s delegation of some or all of its responsibilities under the Agreement with respect to the Funds to a qualified party or parties. Such delegation shall be evidenced by a written agreement to which the Trust need not be a party but which shall be subject to Trustee review and approval. Nothing contained herein shall be deemed to limit in any way the Administrator’s ability to delegate its duties under the Agreement with respect to any other series of shares of the Trust.

5.

As provided in paragraph 5 of the Agreement and subject to further conditions as set forth therein, the Trust shall, with respect to Class A and Class C shares of the PIMCO Moderate Duration Fund, pay the Administrator a monthly fee calculated as a percentage (on an annual basis) of the average daily value of net assets of the Fund during the preceding month, at a rate of 0.35%.

6.

As provided in paragraph 5 of the Agreement and subject to further conditions as set forth therein, the Trust shall, with respect to Class M shares of the PIMCO Money Market Fund and PIMCO Short Asset Investment Fund, pay the Administrator a monthly fee calculated as a percentage (on an annual basis) of the average daily value of net assets of each Fund during the preceding month, at a rate of 0.20% for PIMCO Money Market Fund and 0.14% for PIMCO Short Asset Investment Fund.

7.

The Trust and the Administrator hereby agree to amend the Agreement as of the date hereof to add Class R shares of the Funds to Schedule A and to make certain changes to Schedule A and Schedule B. Accordingly, the current Schedule A and B are replaced with the new Schedules A and B attached hereto.

8.

The Declaration of Trust establishing the Trust, as amended and restated effective November 4, 2014, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name “PIMCO Funds” refers to the trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO FUNDS

By:
Title:	Vice President

ACCEPTED

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:
Title:	Managing Director

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of November 2, 2015

Institutional and Administrative Classes (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses [1]	Other Expenses	Total
PIMCO All Asset All Authority Fund	0.05	0.00	0.05
PIMCO All Asset Fund	0.05	0.00	0.05
PIMCO California Intermediate Municipal Bond Fund	0.10	0.12	0.22
PIMCO California Municipal Bond Fund	0.10	0.13	0.23
PIMCO California Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO Capital Securities and Financials Fund	0.10	0.25	0.35
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.15	0.25
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.15	0.25
PIMCO Credit Absolute Return Fund	0.10	0.20	0.30
PIMCO Diversified Income Fund	0.10	0.20	0.30
PIMCO Emerging Local Bond Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.28	0.38
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.30	0.40
PIMCO Emerging Markets Currency Fund	0.10	0.30	0.40
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.30	0.40
PIMCO Extended Duration Fund	0.10	0.15	0.25
PIMCO Floating Income Fund	0.10	0.15	0.25
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.15	0.25
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.15	0.25
PIMCO Global Advantage Strategy Bond Fund	0.10	0.20	0.30
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.20	0.30
PIMCO Global Bond Fund (Unhedged)	0.10	0.20	0.30
PIMCO Global Multi-Asset Fund	0.05	0.00	0.05
PIMCO GNMA Fund	0.10	0.15	0.25
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO High Yield Fund	0.10	0.20	0.30
PIMCO High Yield Municipal Bond Fund	0.10	0.15	0.25
PIMCO High Yield Spectrum Fund	0.10	0.20	0.30
PIMCO Income Fund	0.10	0.10	0.20
PIMCO Inflation Response Multi-Asset Fund	0.10	0.15	0.25
PIMCO Investment Grade Corporate Bond Fund	0.10	0.15	0.25
PIMCO Long Duration Total Return Fund	0.10	0.15	0.25
PIMCO Long-Term Credit Fund	0.10	0.15	0.25
PIMCO Long-Term U.S. Government Fund	0.10	0.15	0.25
PIMCO Low Duration Fund	0.10	0.11	0.21
PIMCO Low Duration Fund II	0.10	0.15	0.25
PIMCO Low Duration Fund III	0.10	0.15	0.25

Fund	Core Expenses [1]	Other Expenses	Total
PIMCO Moderate Duration Fund	0.10	0.11	0.21
PIMCO Money Market Fund	0.10	0.10	0.20
PIMCO Mortgage Opportunities Fund	0.10	0.15	0.25
PIMCO Mortgage-Backed Securities Fund	0.10	0.15	0.25
PIMCO Multi-Strategy Alternative Fund	0.10	0.00	0.10
PIMCO Municipal Bond Fund	0.10	0.14	0.24
PIMCO National Intermediate Municipal Bond Fund	0.10	0.13	0.23
PIMCO New York Municipal Bond Fund	0.10	0.12	0.22
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.15	0.25
PIMCO RAE Fundamental PLUS EMG Fund	0.10	0.20	0.30
PIMCO RAE Fundamental PLUS Fund	0.10	0.15	0.25
PIMCO RAE Fundamental PLUS International Fund	0.10	0.15	0.25
PIMCO RAE Fundamental PLUS Small Fund	0.10	0.15	0.25
PIMCO RAE Low Volatility PLUS EMG Fund	0.10	0.20	0.30
PIMCO RAE Low Volatility PLUS Fund	0.10	0.15	0.25
PIMCO RAE Low Volatility PLUS International Fund	0.10	0.15	0.25
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	0.10	0.15	0.25
PIMCO RAE Worldwide Long/Short PLUS Fund	0.10	0.15	0.25
PIMCO Real Return Asset Fund	0.10	0.15	0.25
PIMCO Real Return Fund	0.10	0.10	0.20
PIMCO Real Return Limited Duration Fund	0.10	0.10	0.20
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.15	0.25
PIMCO RealPathTM 2020 Fund	0.05	0.00	0.05
PIMCO RealPathTM 2025 Fund	0.05	0.00	0.05
PIMCO RealPathTM 2030 Fund	0.05	0.00	0.05
PIMCO RealPathTM 2035 Fund	0.05	0.00	0.05
PIMCO RealPathTM 2040 Fund	0.05	0.00	0.05
PIMCO RealPathTM 2045 Fund	0.05	0.00	0.05
PIMCO RealPathTM 2050 Fund	0.05	0.00	0.05
PIMCO RealPathTM 2055 Fund	0.05	0.00	0.05
PIMCO RealPathTM Income Fund	0.05	0.00	0.05
PIMCO Senior Floating Rate Fund	0.10	0.20	0.30
PIMCO Short Asset Investment Fund	0.10	0.04	0.14
PIMCO Short Duration Municipal Income Fund	0.10	0.05	0.15
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Fund	0.10	0.15	0.25
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.20	0.30
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.15	0.25
PIMCO StocksPLUS® Long Duration Fund	0.10	0.14	0.24
PIMCO StocksPLUS® Short Fund	0.10	0.15	0.25
PIMCO StocksPLUS® Small Fund	0.10	0.15	0.25

Fund	Core Expenses [1]	Other Expenses	Total
PIMCO Tax Managed Real Return Fund	0.10	0.10	0.20
PIMCO Total Return Fund	0.10	0.11	0.21
PIMCO Total Return Fund II	0.10	0.15	0.25
PIMCO Total Return Fund III	0.10	0.15	0.25
PIMCO Total Return Fund IV	0.10	0.15	0.25
PIMCO Treasury Money Market Fund	0.06	0.00	0.06
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.15	0.25
PIMCO Unconstrained Bond Fund	0.10	0.20	0.30
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.20	0.30

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration

Agreement

PIMCO Funds

As of November 2, 2015

Classes A and C (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO All Asset Fund	0.10	0.20	0.30
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Capital Securities and Financials Fund	0.10	0.35	0.45
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.40	0.50
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Local Bond Fund	0.10	0.55	0.65
PIMCO Emerging Markets Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.45	0.55
PIMCO Extended Duration Fund	0.10	0.30	0.40
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Multi-Asset Fund	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.25	0.35
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long Duration Total Return Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration Fund II	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Low Duration Fund III	0.10	0.30	0.40
PIMCO Moderate Duration Fund	0.10	0.25	0.35
PIMCO Money Market Fund	0.10	0.25	0.35
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Multi-Strategy Alternative Fund	0.10	0.15	0.25
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE Fundamental PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Fundamental PLUS Small Fund	0.10	0.25	0.35
PIMCO RAE Low Volatility PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE Low Volatility PLUS Fund	0.10	0.30	0.40
PIMCO RAE Low Volatility PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE Worldwide Long/Short PLUS Fund	0.10	0.30	0.40
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Limited Duration Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO RealPathTM 2020 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2025 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2030 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2035 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2040 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2045 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2050 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2055 Fund	0.10	0.20	0.30
PIMCO RealPathTM Income Fund	0.10	0.20	0.30
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® Short Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Small Fund	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Tax Managed Real Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund III	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.10	0.11	0.21
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40
PIMCO Unconstrained Bond Fund	0.10	0.35	0.45
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of November 2, 2015

Class D (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses [1]	Other Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.10	0.20
PIMCO All Asset Fund	0.10	0.10	0.20
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Capital Securities and Financials Fund	0.10	0.35	0.45
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.40	0.50
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Local Bond Fund	0.10	0.55	0.65
PIMCO Emerging Markets Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.45	0.55
PIMCO Extended Duration Fund	0.10	0.30	0.40
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar -Hedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Multi-Asset Fund	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.20	0.30
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.19	0.29
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long Duration Total Return Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.30	0.40
PIMCO Low Duration Fund	0.10	0.15	0.25
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration Fund III	0.10	0.30	0.40

Fund	Core Expenses [1]	Other Expenses	Total
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Money Market Fund	0.10	0.10	0.20
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40
PIMCO Multi-Strategy Alternative Fund	0.10	0.05	0.15
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE Fundamental PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Fundamental PLUS Small Fund	0.10	0.25	0.35
PIMCO RAE Low Volatility PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE Low Volatility PLUS Fund	0.10	0.30	0.40
PIMCO RAE Low Volatility PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE Worldwide Long/Short PLUS Fund	0.10	0.30	0.40
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Limited Duration Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO RealPathTM 2020 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2025 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2030 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2035 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2040 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2045 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2050 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2055 Fund	0.10	0.20	0.30
PIMCO RealPathTM Income Fund	0.10	0.20	0.30
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.30	0.40
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® Short Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Small Fund	0.10	0.30	0.40
PIMCO Tax Managed Real Return Fund	0.10	0.25	0.35

Fund	Core Expenses [1]	Other Expenses	Total
PIMCO Total Return Fund	0.10	0.15	0.25
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund III	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.06	0.00	0.06
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40
PIMCO Unconstrained Bond Fund	0.10	0.35	0.45
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of November 2, 2015

Class R (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses [1]	Other Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.15	0.25
PIMCO All Asset Fund	0.10	0.20	0.30
PIMCO California Intermediate Municipal Bond Fund	0.10	0.20	0.30
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO Capital Securities and Financials Fund	0.10	0.35	0.45
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.40	0.50
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.35	0.45
PIMCO Credit Absolute Return Fund	0.10	0.35	0.45
PIMCO Diversified Income Fund	0.10	0.35	0.45
PIMCO Emerging Markets Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Currency Fund	0.10	0.45	0.55
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.45	0.55
PIMCO Floating Income Fund	0.10	0.30	0.40
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.25	0.35
PIMCO Fundamental IndexPLUS® AR Fund	0.10	0.30	0.40
PIMCO Global Advantage Strategy Bond Fund	0.10	0.35	0.45
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Bond Fund (Unhedged)	0.10	0.35	0.45
PIMCO Global Multi-Asset Fund	0.10	0.30	0.40
PIMCO GNMA Fund	0.10	0.30	0.40
PIMCO Government Money Market Fund	0.10	0.11	0.21
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.25	0.35
PIMCO Inflation Response Multi-Asset Fund	0.10	0.35	0.45
PIMCO Investment Grade Corporate Bond Fund	0.10	0.30	0.40
PIMCO Long-Term Credit Fund	0.10	0.30	0.40
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.20	0.30
PIMCO Low Duration Fund II	0.10	0.30	0.40
PIMCO Low Duration Fund III	0.10	0.30	0.40
PIMCO Moderate Duration Fund	0.10	0.30	0.40
PIMCO Money Market Fund	0.10	0.25	0.35
PIMCO Mortgage Opportunities Fund	0.10	0.30	0.40
PIMCO Mortgage-Backed Securities Fund	0.10	0.30	0.40

Fund	Core Expenses [1]	Other Expenses	Total
PIMCO Multi-Strategy Alternative Fund	0.10	0.15	0.25
PIMCO Municipal Bond Fund	0.10	0.20	0.30
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.20	0.30
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE Fundamental PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Fundamental PLUS Small Fund	0.10	0.25	0.35
PIMCO RAE Low Volatility PLUS EMG Fund	0.10	0.35	0.45
PIMCO RAE Low Volatility PLUS Fund	0.10	0.30	0.40
PIMCO RAE Low Volatility PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	0.10	0.30	0.40
PIMCO RAE Worldwide Long/Short PLUS Fund	0.10	0.30	0.40
PIMCO Real Return Asset Fund	0.10	0.30	0.40
PIMCO Real Return Fund	0.10	0.25	0.35
PIMCO Real Return Limited Duration Fund	0.10	0.25	0.35
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.30	0.40
PIMCO RealPathTM 2020 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2025 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2030 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2035 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2040 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2045 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2050 Fund	0.10	0.20	0.30
PIMCO RealPathTM 2055 Fund	0.10	0.20	0.30
PIMCO RealPathTM Income Fund	0.10	0.20	0.30
PIMCO Senior Floating Rate Fund	0.10	0.25	0.35
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.20	0.30
PIMCO Short-Term Fund	0.10	0.10	0.20
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Fund	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.10	0.35	0.45
PIMCO StocksPLUS® Long Duration Fund	0.10	0.29	0.39
PIMCO StocksPLUS® Short Fund	0.10	0.30	0.40
PIMCO StocksPLUS® Small Fund	0.10	0.30	0.40
PIMCO Total Return Fund	0.10	0.25	0.35
PIMCO Total Return Fund II	0.10	0.30	0.40
PIMCO Total Return Fund III	0.10	0.30	0.40
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.10	0.11	0.21
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.30	0.40
PIMCO Unconstrained Bond Fund	0.10	0.35	0.45

Fund	Core Expenses [1]	Other Expenses	Total
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.35	0.45

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of November 2, 2015

Class P (%) – Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO All Asset All Authority Fund	0.10	0.05	0.15
PIMCO All Asset Fund	0.10	0.05	0.15
PIMCO California Intermediate Municipal Bond Fund	0.10	0.22	0.32
PIMCO California Municipal Bond Fund	0.10	0.23	0.33
PIMCO California Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO Capital Securities and Financials Fund	0.10	0.35	0.45
PIMCO CommoditiesPLUS® Strategy Fund	0.10	0.25	0.35
PIMCO CommodityRealReturn Strategy Fund®	0.10	0.25	0.35
PIMCO Credit Absolute Return Fund	0.10	0.30	0.40
PIMCO Diversified Income Fund	0.10	0.30	0.40
PIMCO Emerging Local Bond Fund	0.10	0.45	0.55
PIMCO Emerging Markets Bond Fund	0.10	0.38	0.48
PIMCO Emerging Markets Corporate Bond Fund	0.10	0.40	0.50
PIMCO Emerging Markets Currency Fund	0.10	0.40	0.50
PIMCO Emerging Markets Full Spectrum Bond Fund	0.10	0.40	0.50
PIMCO Extended Duration Fund	0.10	0.25	0.35
PIMCO Floating Income Fund	0.10	0.25	0.35
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.10	0.25	0.35
PIMCO Foreign Bond Fund (Unhedged)	0.10	0.25	0.35
PIMCO Global Advantage Strategy Bond Fund	0.10	0.30	0.40
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.10	0.30	0.40
PIMCO Global Bond Fund (Unhedged)	0.10	0.30	0.40
PIMCO Global Multi-Asset Fund	0.10	0.05	0.15
PIMCO GNMA Fund	0.10	0.25	0.35
PIMCO Government Money Market Fund	0.10	0.06	0.16
PIMCO High Yield Fund	0.10	0.30	0.40
PIMCO High Yield Municipal Bond Fund	0.10	0.25	0.35
PIMCO High Yield Spectrum Fund	0.10	0.30	0.40
PIMCO Income Fund	0.10	0.20	0.30
PIMCO Inflation Response Multi-Asset Fund	0.10	0.25	0.35
PIMCO Investment Grade Corporate Bond Fund	0.10	0.25	0.35
PIMCO Long Duration Total Return Fund	0.10	0.25	0.35
PIMCO Long-Term Credit Fund	0.10	0.25	0.35
PIMCO Long-Term U.S. Government Fund	0.10	0.25	0.35
PIMCO Low Duration Fund	0.10	0.21	0.31
PIMCO Low Duration Fund II	0.10	0.25	0.35
PIMCO Low Duration Fund III	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Moderate Duration Fund	0.10	0.21	0.31
PIMCO Money Market Fund	0.10	0.20	0.30
PIMCO Mortgage Opportunities Fund	0.10	0.25	0.35
PIMCO Mortgage-Backed Securities Fund	0.10	0.25	0.35
PIMCO Multi-Strategy Alternative Fund	0.10	0.10	0.20
PIMCO Municipal Bond Fund	0.10	0.24	0.34
PIMCO National Intermediate Municipal Bond Fund	0.10	0.23	0.33
PIMCO New York Municipal Bond Fund	0.10	0.22	0.32
PIMCO RAE Fundamental Advantage PLUS Fund	0.10	0.25	0.35
PIMCO RAE Fundamental PLUS EMG Fund	0.10	0.30	0.40
PIMCO RAE Fundamental PLUS Fund	0.10	0.25	0.35
PIMCO RAE Fundamental PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Low Volatility PLUS EMG Fund	0.10	0.30	0.40
PIMCO RAE Low Volatility PLUS Fund	0.10	0.25	0.35
PIMCO RAE Low Volatility PLUS International Fund	0.10	0.25	0.35
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	0.10	0.25	0.35
PIMCO RAE Worldwide Long/Short PLUS Fund	0.10	0.25	0.35
PIMCO Real Return Asset Fund	0.10	0.25	0.35
PIMCO Real Return Fund	0.10	0.20	0.30
PIMCO Real Return Limited Duration Fund	0.10	0.20	0.30
PIMCO RealEstateRealReturn Strategy Fund	0.10	0.25	0.35
PIMCO RealPathTM 2020 Fund	0.10	0.05	0.15
PIMCO RealPathTM 2025 Fund	0.10	0.05	0.15
PIMCO RealPathTM 2030 Fund	0.10	0.05	0.15
PIMCO RealPathTM 2035 Fund	0.10	0.05	0.15
PIMCO RealPathTM 2040 Fund	0.10	0.05	0.15
PIMCO RealPathTM 2045 Fund	0.10	0.05	0.15
PIMCO RealPathTM 2050 Fund	0.10	0.05	0.15
PIMCO RealPathTM 2055 Fund	0.10	0.05	0.15
PIMCO RealPathTM Income Fund	0.10	0.05	0.15
PIMCO Senior Floating Rate Fund	0.10	0.30	0.40
PIMCO Short Asset Investment Fund	0.10	0.14	0.24
PIMCO Short Duration Municipal Income Fund	0.10	0.15	0.25
PIMCO Short-Term Fund	0.10	0.20	0.30
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Absolute Return Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Fund	0.10	0.25	0.35
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	0.10	0.30	0.40
PIMCO StocksPLUS® International Fund (Unhedged)	0.10	0.25	0.35
PIMCO StocksPLUS® Long Duration Fund	0.10	0.24	0.34
PIMCO StocksPLUS® Short Fund	0.10	0.25	0.35
PIMCO StocksPLUS® Small Fund	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Tax Managed Real Return Fund	0.10	0.20	0.30
PIMCO Total Return Fund	0.10	0.21	0.31
PIMCO Total Return Fund II	0.10	0.25	0.35
PIMCO Total Return Fund III	0.10	0.25	0.35
PIMCO Total Return Fund IV	0.10	0.25	0.35
PIMCO Treasury Money Market Fund	0.10	0.06	0.16
PIMCO TRENDS Managed Futures Strategy Fund	0.10	0.25	0.35
PIMCO Unconstrained Bond Fund	0.10	0.30	0.40
PIMCO Unconstrained Tax Managed Bond Fund	0.10	0.30	0.40

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO FundsAs of November 2, 2015

Class M (%) – Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
PIMCO Government Money Market Fund	0.06	0.00	0.06
PIMCO Money Market Fund	0.10	0.10	0.20
PIMCO Short Asset Investment Fund	0.10	0.04	0.14
PIMCO Treasury Money Market Fund	0.06	0.00	0.06

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule B

Schedule to the Second Amended and Restated Supervision and Administration Agreement

PIMCO Funds

As of November 2, 2015

Private Portfolios (%) – Supervisory and Administrative Fee Rates

PORTFOLIO	Total
PIMCO Asset-Backed Securities Portfolio	0.03
PIMCO Emerging Markets Portfolio	0.10
PIMCO High Yield Portfolio	0.03
PIMCO International Portfolio	0.10
PIMCO Investment Grade Corporate Portfolio	0.03
PIMCO Long Duration Corporate Bond Portfolio	0.03
PIMCO Low Duration Portfolio	0.03
PIMCO Moderate Duration Portfolio	0.03
PIMCO Mortgage Portfolio	0.03
PIMCO Municipal Sector Portfolio	0.03
PIMCO Real Return Portfolio	0.03
PIMCO Senior Floating Rate Portfolio	0.03
PIMCO Short-Term Floating NAV Portfolio II	0.03
PIMCO Short-Term Floating NAV Portfolio III	0.00
PIMCO Short-Term Portfolio	0.03
PIMCO U.S. Government Sector Portfolio	0.03